UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 18, 2004

TERCICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50461	26-0042539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Gateway Boulevard, Suite 950 South San Francisco, CA	94080-7111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 624-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02. Departure of Director; Election of Director.

On October 13, 2004, Dr. Ashley Dombkowski resigned as a member of the Board of Directors of Tercica, Inc. On October 13, 2004, the Board of Directors of Tercica, Inc. appointed David L. Mahoney as a member of Tercica’s Board of Directors and its Audit Committee.

Tercica does not currently have any information to disclose regarding Mr. Mahoney with respect to Item 404(a) of Regulation S-K. If any such information becomes available, Tercica will file an amendment to this 8-K disclosing such information within four business days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERCICA, INC.

Dated: October 18, 2004	By:	/s/ STEPHEN N. ROSENFIELD
Stephen N. Rosenfield
Senior Vice President of Legal Affairs